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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 23, 2003
                                  -------------
                                (Date of report)


                              I-Incubator.com, Inc.
             (Exact Name of Registrant as Specified in its Charter)

         Florida                  000-26951              59-3442557
 (State of Incorporation) (Commission File Number)    (IRS Employer ID)


                       7700 Irvine Center Drive, Suite 800
                            Irvine, California 92618
                    (Address of principle executive offices)


                                 (949) 753-2828
              (Registrant's telephone number, including area code)


                             101 First Street, #493
                           Los Altos, California 84022
          (Former name or former address, if changed since last report)




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ITEM 4.1

Change in Registrant's Certifying Accountant

         On July 23, 2003, I-Incubator.com, Inc. (the "Registrant"), through its wholly-owned subsidiary, American Automotive Group Acquisition Corp. acquired American Automotive Group, Inc., a California corporation, under a merger agreement. In the merger, shareholders of American Automotive acquired a majority interest in the Registrant. When the Registrant acquired American Automotive Group and management of American Automotive became management of the Registrant, it was determined that the Registrant's principal independent accountant, Salibello & Broder, LLP ("S&B"), was to be dismissed. On July 24, 2003, the Registrant engaged Windes & McClaughry as its principal independent accountant. The action to dismiss S&B and engage Windes & McClaughry was taken upon the unanimous approval of the Board of Directors of the Registrant.

         The Registrant attempted to contact S&B prior the filing of the initial Form 8-K announcing the dismissal of S&B, but was unable to make contact. Subsequent to the filing of the initial Form 8-K, it was discovered that S&B resigned as the Registrant's accountants on September 30, 2002. American Automotive Group was not aware of this information upon execution of the merger agreement and made a diligent effort to contact S&B on July 28, 2003 prior to filing the Form 8-K.

         During the last two fiscal years ended December 31, 2001 and December 31, 2000 and through September 30, 2002, (i) there were no disagreements between the Registrant and S&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of S&B would have caused S&B to make reference to the matter in its reports on the Registrant's financial statements, and (ii) S&B's report on the Company's financial statements was modified by the inclusion of an explanatory paragraph raising substantial doubt about the ability of the Company to continue as a going concern. During the last two most recent fiscal years ended December 31, 2001 and December 31, 2000 and through September 30, 2002, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

         During the two most recent fiscal years and through July 23, 2003, the Registrant has not consulted with Windes & McClaughry regarding either:

          1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that Windes & McClaughry concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or
          2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

         The Registrant has requested that S&B furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated August 7, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7(c).  Exhibits.

Exhibit 16.1 Letter from Salibello & Broder, LLP, dated August 7, 2003, regarding their resignation as the Company's independent auditors.



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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                          I-Incubator.com, Inc.
                                          (Registrant)



                                          /s/ Charles M. Davis
                                          ------------------------
                                          By: Charles M. Davis
                                                 President




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